UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  April 20, 2005

MATTSON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24838	77-0208119
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

47131 Bayside Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 657-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2005, the Company issued a press release regarding the Company’s results for its first quarter ended March 27, 2005.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 20, 2005 by Mattson Technology, Inc.*

*Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2005

MATTSON TECHNOLOGY, INC.

By:	/s/ Ludger Viefhues
Ludger Viefhues,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	April 20, 2005 Press Release by Mattson Technology, Inc.